Vanguard Multi-Sector Income Bond Fund
Supplement to the Prospectus and Summary Prospectus Dated October 12, 2021
Vanguard Multi-Sector Income Bond Fund is not presently available for investment.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 4181 102021

Vanguard Core-Plus Bond Fund
Supplement to the Prospectus and Summary Prospectus Dated October 12, 2021
Subscription Period
Vanguard Core-Plus Bond Fund (the “Fund”) is holding a subscription period from October 12, 2021, through October 22, 2021. During this period, purchases of the Fund will be held in a custody account rather than being invested. This strategy should allow the Fund to accumulate sufficient assets to better construct a portfolio and is expected to reduce initial trading costs. The Fund reserves the right to terminate or extend its subscription period prior to October 22, 2021.
During the subscription period, you may invest in the Fund online (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Please see the Investing With Vanguard section of the Fund’s prospectus for more details about requesting transactions.

© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS V001 102021

Vanguard Malvern Funds

Supplement to the Statement of Additional Information Dated October 12, 2021

Vanguard Multi-Sector Income Bond Fund is not presently available for investment.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 4181A 102021